UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

CENTRAL VIRGINIA BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

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CENTRAL VIRGINIA BANKSHARES, INC.

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. (“CVB”), which will be held on Tuesday, April 26, 2005, at 10:00 a.m., at the Powhatan Village Building (the former Powhatan High School building), 3910 Old Buckingham Road, Powhatan, Virginia, for the following purposes:

(1)

to elect one director for a term of three years,

(2)

to approve the Employee Stock Purchase Plan,

(3)

to ratify the appointment of Yount, Hyde & Barbour, P.C., an independent registered public accounting firm, to serve as our independent auditors for the year ending December 31, 2005, and

(4)

to transact such other business as may properly come before the Meeting.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting.  Please complete, sign, date and return promptly the attached proxy card in the enclosed postage-paid return envelope.  If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and management of CVB appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ Ralph Larry Lyons

RALPH LARRY LYONS

President and

Chief Executive Officer

Powhatan, Virginia

April 1, 2005

CENTRAL VIRGINIA BANKSHARES, INC.

2036 New Dorset Road

P.O. Box 39

Powhatan, Virginia  23139-0039

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 26, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. (“CVB”) will be held at the Powhatan Village Building (the former Powhatan High School building), 3910 Old Buckingham Road, Powhatan, Virginia, on April 26, 2005, at 10:00 a.m. for the following purposes:

(1)

to elect one director for a term of three years and until his successor is elected and qualified,

(2)

to approve the Employee Stock Purchase Plan,

(3)

to ratify the appointment of Yount, Hyde & Barbour, P.C., an independent registered public accounting firm, to serve as our independent auditors for the year ending December 31, 2005, and

(4)

to transact such other business as may properly come before the Meeting.  Management is not aware of any other business, other than procedural matters incident to the conduct of the Meeting.

The Board of Directors has fixed the close of business on March 11, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Garland L. Blanton, Jr.

Garland L. Blanton, Jr.

Secretary

Powhatan, Virginia

April 1, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.  ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

CENTRAL VIRGINIA BANKSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 26, 2005

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $1.25 par value per share (“Common Stock”), of Central Virginia Bankshares, Inc. (“CVB”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CVB to be used at the Annual Meeting of Shareholders to be held on April 26, 2005, at 10:00 a.m. at the Powhatan Village Building (the former Powhatan High School building), 3910 Old Buckingham Road, Powhatan, Virginia, and any adjournment or postponement thereof (the “Annual Meeting”).

The approximate date on which this Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of CVB’s soliciting materials) are being mailed to CVB’s shareholders is April 1, 2005.  In addition to solicitation by mail, officers and regular employees of CVB may solicit proxies in person or by telephone.  The cost of soliciting proxies will be borne by CVB.

The proxy solicited hereby, if properly signed and returned to CVB and not revoked prior to its use, will be voted in accordance with the instructions contained thereon.  If no contrary instructions are given, each proxy received will be voted “for” the director nominee and “for” proposals II and III. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of CVB (Garland L. Blanton, Jr., Secretary, Central Virginia Bankshares, Inc., 2036 New Dorset Road, P.O. Box 39, Powhatan, Virginia 23139-0039); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment or postponement thereof and giving the Secretary notice of his or her intention to vote in person.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting. CVB is not aware of any matters that are to come before the Annual Meeting other than those described in this Proxy Statement.  However, if other matters do properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

Only shareholders of record at the close of business on March 11, 2005 (the “Record Date”) will be entitled to vote at the Annual Meeting.  On the Record Date, there were 2,261,926 shares of Common

Stock issued and outstanding.  Each share of Common Stock is entitled to one vote at the Annual Meeting.  There are no rights of appraisal or similar rights of dissenters under Virginia law or otherwise with regard to the proposals to be addressed at the Annual Meeting.  CVB had no other class of equity securities outstanding at the Record Date.

PROPOSAL I

ELECTION OF DIRECTORS

Election of Directors; The Nominee

The Articles of Incorporation and Bylaws of CVB provide that the Board shall fix the number of directors of CVB and that such directors shall be divided into three classes as nearly equal in number as possible. Currently, the number of directors is fixed at eight.  On March 15, 2005, Fleming V. Austin and Garland L. Blanton, Jr. announced their retirement from the Board of Directors effective as of the date of the Annual Meeting. The Board of Directors intends to fill the vacancies created by their retirement during 2005 in accordance with CVB’s Articles of Incorporation and Bylaws.

The members of each class are to be elected for a term of three years and until their successors are elected and qualified.  One class of directors is to be elected annually. The following table sets forth the names of the current directors, the class to which they belong and the years in which their terms of office will expire:

Class B 2005(1)	Class A 2006	Class C 2007
Ralph Larry Lyons	Elwood C. May	Charles W. Binford
	Charles B. Goodman	John B. Larus
James T. Napier

___________________

(1)

The Board of Directors has nominated this director for reelection to the Board of Directors for a three-year term expiring in 2008 and until his successor is elected and qualified.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of Ralph Larry Lyons, the nominee listed above.  Proxies distributed in conjunction herewith may not be voted for persons other than the nominee named thereon.  If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board.  The nominee listed above has consented to be nominated and to serve if elected, and the Board knows no reason why the nominee would be unable to serve if elected.  The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.

In the election of directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority.  Abstentions and broker non-votes will not be considered a vote for, or a vote against, a nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RALPH LARRY LYONS.

The Board of Directors

There is set forth hereafter as to each director nominee and each remaining director who will continue to serve certain information, including age and principal occupation.  The year shown for initial election as a director in the information below represents the year in which the nominee or continuing director was first elected to the Board of CVB or previously to the Board of Central Virginia Bank, a wholly-owned subsidiary of CVB (the “Bank”).  Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.

Ralph Larry Lyons, 56, has been a director since 1983.

Mr. Lyons is President and Chief Executive Officer of CVB and the Bank.

Elwood C. May, 64, has been a director since 1973.

Mr. May is the owner/operator of Flatrock Hardware, Inc., a hardware retailer located in Powhatan, Virginia.

Charles B. Goodman, 78, has been a director since 1978.

Mr. Goodman is President of Goodman Truck & Tractor Co., Inc., a truck, tractor and equipment dealer located in Amelia County, Virginia.

Charles W. Binford, 85, has been a director since 1973.

Mr. Binford is a retired partner of A.G. Smith & Co., a general merchandise store located in Maidens, Virginia, and the retired postmaster of Maidens, Virginia.

John B. Larus, 76, has been a director since 1973.

Mr. Larus serves as Chairman of the Boards of Directors of CVB and the Bank.  He is a managing partner of Stony Point Estates.

James T. Napier, 52, has been a director since 1997.

Mr. Napier is President of Napier, Realtors ERA which has its main office in Chesterfield County and has branch offices serving Powhatan, Hanover and Henrico Counties and the City of Richmond.  Mr. Napier has been President of the firm since 1991 and has been involved in the real estate business since 1976.

Executive Officers Who Are Not Directors

Charles F. Catlett, III (age 56) is Senior Vice President and Chief Financial Officer.  Prior to joining CVB in December 1999, he was President of Franklin Financial Associates, L.L.C. for two years. Prior to establishing Franklin Financial Associates, he was Senior Vice President and Group Manager of Wachovia Bank, the successor by merger in 1997 to Central Fidelity National Bank, where he served in several senior management capacities in the Investments, Management Accounting, Corporate Accounting and Internal Audit departments.  Mr. Catlett has over 30 years of banking experience.

F. William Kidd (age 58) is a Senior Vice President and the Cashier of the Bank.  Mr. Kidd has been with CVB since 1983 and is presently responsible for the information technology and operations areas of the Bank.  Mr. Kidd also serves as the security officer for CVB.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

Security Ownership of Management

The following table sets forth information as of March 15, 2005, regarding the beneficial ownership of Common Stock by all directors and nominees, each of the named executive officers and by all directors and executive officers as a group.  For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security or if he has the right to acquire beneficial ownership of the security within 60 days.

Name	Common Stock Beneficially Owned(1)	Percent of Class
Fleming V. Austin (2) Charles W. Binford (3) Garland L. Blanton, Jr. (4) Charles F. Catlett, III Charles B. Goodman (5) John B. Larus (6) Ralph Larry Lyons (7) Elwood C. May (8) James T. Napier	12,951 24,609 13,742 10,549 20,963 48,941 44,483 16,763 7,534	.57% 1.09% .61% .47% .93% 2.16% 1.96% .74% .33%
All present executive officers and directors as a group (10 persons)	205,155	8.88%

____________________

(1)

Amounts include the following shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 15, 2005: Mr. Austin – 2,951; Mr. Blanton – 5,341; Mr. Catlett – 3,303; Mr. Larus – 6,300; Mr. Lyons –  13,393; Mr. May –  8,269; Mr. Napier –  6,615; and 48,744 held by all executive officers and directors as a group.

(2)

Includes 6,970 shares owned by Mr. Austin and his wife as joint tenants and 1,655 shares owned by his wife.

(3)

Includes 2,795 shares owned by Mr. Binford and his wife as joint tenants and 1,505 shares owned by his wife.

(4)

Includes 4,078 shares owned by Mr. Blanton and his wife as joint tenants and 900 shares owned by his wife.

(5)

Includes 3,733 shares owned by Mr. Goodman and his wife as joint tenants and 6,442 shares owned by his wife.

(6)

Includes 13,230 shares owned by Mr. Larus’ wife.

(7)

Includes 5,381 shares owned by Mr. Lyons and his wife as joint tenants, and 4,244 shares owned by his wife.

(8)

Includes 5,106 shares owned by Mr. May and his wife as joint tenants.

Security Ownership of Certain Beneficial Owners

Management does not believe that any shareholder beneficially owns more than 5% of the outstanding shares of Common Stock as of March 11, 2005.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

The Board of Directors and its Committees

Meetings of the Board of Directors are held regularly each month and there is also an organizational meeting following the Annual Meeting of Shareholders.  The Board held 13 meetings in the year ended December 31, 2004.  For such year, none of CVB’s eight directors attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members.

Independence of the Directors

The Board of Directors has determined that the following seven individuals of its eight current members are independent as defined by the listing standards of the Nasdaq Stock Market, Inc. (“Nasdaq”): Messrs. Blanton, Austin, May, Goodman, Binford, Larus and Napier.  In reaching this conclusion, the Board of Directors considered that CVB and its subsidiary bank conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Code of Ethics

The Executive Committee of the Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and all employees of CVB and its subsidiaries.  The Code addresses such topics as compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  A copy of CVB’s Code of Ethics is posted on CVB’s website at www.centralvabank.com.  Printed copies of the Code are available to any shareholder upon written request to the Secretary of CVB, P.O. Box 39, Powhatan, Virginia 23139-0039.

Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee.

Audit Committee.  The Audit Committee consists of Messrs. Blanton, Binford and Napier, all of whom the Board in its business judgment has determined are independent as that term is defined in the listing standards of Nasdaq.  CVB has not currently designated an “audit committee financial expert.”  The Audit Committee has, however, engaged the accounting firm of Keiter Stephens Hurst Gary & Shreaves to serve as a consultant to the Audit Committee.  The Board believes that with Keiter Stephens’ assistance the current members of the Audit Committee have the ability to understand financial statements and generally accepted accounting principles, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions.

The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the assurance of the adherence to a system of internal controls.  It reviews and accepts the reports of CVB’s independent auditors and federal examiners.  The Audit Committee met four times during the year ended December 31, 2004.

Compensation Committee.  The Compensation Committee consists of Messrs. Austin, Goodman and Larus.  The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the annual percentage increase in salary totals for all employees, including executive officers, and the salary and bonus amounts for the Chief Executive Officer.  The Compensation Committee met twice during the year ended December 31, 2004.

Corporate Governance/Nominating Committee.  The Corporate Governance/Nominating Committee develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors of CVB and monitors developments in, and makes recommendations to the Board concerning certain corporate governance practices.  The Committee operates under a written charter adopted by the Board in January 2004.  A copy of its charter is posted on CVB’s website at www.centralvabank.com.  Messrs. Larus, May and Napier are the members of the Corporate Governance/Nominating Committee, and each of them is independent, as defined in the Nasdaq listing standards. The Corporate Governance/Nominating Committee did not meet during the year ended December 31, 2004.

The Corporate Governance/Nominating Committee has set forth guidelines for the evaluation of potential nominees. These guidelines set forth standards by which potential nominees are to be evaluated, including the following:

•

the ability of the prospective nominee to represent the interests of the shareholders of CVB;

•

the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•

the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.

Shareholders entitled to vote for the election of directors may nominate candidates for consideration by the Board of Directors under procedures that CVB has established.  See “SHAREHOLDER PROPOSALS.”

Annual Meeting Attendance

CVB encourages members of the Board to attend the annual meeting of shareholders.   All but one of the directors attended the 2004 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Central Virginia Bankshares, Inc., P. O. Box 39, Powhatan, Virginia, 23139-0039.  Communications to the directors or the non-management directors as a group may be sent to the same address, c/o the Secretary of CVB.  CVB promptly forwards, without screening, all such correspondence to the indicated directors.

REMUNERATION

Summary of Cash and Certain Other Compensation

The following table shows, for the fiscal years ended December 31, 2004, 2003 and 2002, the cash compensation paid by CVB, as well as certain other compensation paid or accrued for those years, to the named executive officers of CVB in all capacities in which each served:

Summary Compensation Table

Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Option Awards	All Other Compensation ($) (1) (2)
Ralph Larry Lyons President, Chief Executive Officer and Director	2004 2003 2002	181,900 178,050 161,954	6,000 5,400 3,000	1,000 1,250 1,102	76,124 67,951 58,206
Charles F. Catlett, III Senior Vice President and Chief Financial Officer	2004 2003 2002	107,810 105,300 93,626	6,000 5,100 2,000	750 750 630	34,504 31,005 26,951

________________

(1)

 “All Other Compensation” for Mr. Lyons includes for the years ended December 31, 2004, 2003 and 2002, respectively: (a) $13,000, $13,000 and $10,400 in directors’ fees, (b) $15,067, $14,590 and $12,147 representing total contributions to CVB’s Profit Sharing/Retirement Plan, (c) $7,228, $5,306 and $4,858 representing total contributions to CVB’s 401(k) Plan to match pre-tax elective deferral contributions (which are included under the “Salary” column) made by Mr. Lyons to such plan, (d) $2,419, $956 and $801 for group term life insurance, (e) $4,100, $3,889 and $3,500 for use of CVB’s vehicle, and (f) $34,310, $30,210 and $26,500 in contributions to the Supplemental Executive Retirement Plan for the fiscal years ended December 31, 2004, 2003 and 2002.

(2)

 “All Other Compensation” for Mr. Catlett includes for the years ended December 31, 2004, 2003 and 2002, respectively: (a) $8,870, $8,687 and $7,022 representing total contributions to CVB’s Profit Sharing/Retirement Plan, (b) $4,300, $3,159 and $2,809 representing total contributions to CVB’s 401(k) Plan to match pre-tax elective deferral contributions (which are included under the “Salary” column) made by Mr. Catlett to such plan, (c) $1,426, $1,630 and $1,743 for group term life insurance, (d) $19,908, $17,529 and $15,377 in contributions to the Supplemental Executive Retirement Plan.

Stock Options

The following table sets forth for the year ended December 31, 2004, the grants of stock options to the named executive officers:

Option Grants In Last Fiscal Year

Name	Number of Securities Underlying Options Granted (#) (1)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise or Base Price ($/Share)	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5% ($)(2)	10% ($)(2)
Ralph Larry Lyons	1,000	10.0%	$27.34	7/01/2014	$17,194	$43,573
Charles F. Catlett, III	750	7.0%	$27.34	7/01/2014	$12,895	$32,680

___________________

(1)

Stock options were awarded at or above the fair market value of the shares of Common Stock at the date of award.  All stock options became exercisable on the date of grant.

(2)

The potential realized value is based on the difference between the per share market price on the date of grant compounded annually at 5% and 10% and the exercise price, times the number of shares.

The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2004. No stock options were exercised by the named executive officers during 2004.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Ralph Larry Lyons	13,393	0	$198,088	$0
Charles F. Catlett, III	3,303	0	$43,364	$0

___________________

 (1)

The value of in-the-money options at fiscal year end was calculated by determining the difference, in the closing price of a share of Common Stock as reported on the Nasdaq Stock Market on December 31, 2004 and the exercise price of the options.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2004, with respect to compensation plans under which shares of CVB’s Common Stock are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)

Equity Compensation Plans Approved by Shareholders	90,285	$14.18	41,711
Equity Compensation Plans Not Approved by Shareholders(2)	--	--	--

____________________

(1)

Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

(2)

All equity compensation plans of CVB have been approved by its shareholders.

Compensation Committee Report on Executive Compensation

The Compensation Committee (the “Committee”), which is composed of the non-employee directors of CVB listed below, recommends to the Board of Directors of CVB the annual salary and any bonus to be paid to CVB’s Chief Executive Officer and the total percentage increase in salaries to be paid to other employees, including executive officers.  The Committee also makes recommendations to the Board of Directors regarding the issuance of stock options and other compensation related matters.

Compensation of Executive Officers.  The primary objective of CVB’s executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage CVB in a manner to promote its growth and profitability and advance the interest of CVB’s shareholders.  As such, the compensation program is designed to provide compensation that is reflective of both the individual’s and CVB’s performance in achieving its goals and objectives.

The elements of CVB’s compensation program include base annual salary, discretionary bonuses based on performance, and equity incentives through the grant of stock options under CVB’s 1998 Stock Option Plan.

The Committee recommends the annual percentage increase in total salary to be paid to all employees, including executive officers other than the Chief Executive Officer (as discussed below).  In establishing this increase, the Committee receives recommendations from the Chief Executive Officer and balances the need to offer salaries that are competitive with peer companies with the need to maintain careful control of salary and benefits expense.  Individual salaries of executive officers, within the salary increases approved by the Board of Directors, are determined by the Chief Executive Officer, based on his subjective assessment in each case of the nature of the position, as well as the contribution, performance, experience and tenure of the executive officer.

Each year, the Committee also considers the desirability of granting equity incentive awards under the CVB’s 1998 Stock Option Plan.  The Committee believes that grants of options focus CVB’s executive management on building profitability and shareholder value.  The Committee notes in particular its view that stock option grants afford a desirable long-term compensation method because they closely ally the interests of management with shareholder value.  In fixing the grants of stock options to executive officers, other than the Chief Executive Officer (as discussed below), the Committee reviews with the Chief Executive Officer recommended individual awards, taking into account the respective scope of accountability and contributions of each executive officer.

Compensation of Chief Executive Officer. The compensation of the Chief Executive Officer is recommended by the Committee to the Board of Directors.  In making this recommendation for 2004, the Committee evaluated the performance of the Chief Executive Officer based on the financial performance of CVB, achievements in implementing the Bank’s long-term strategy, and the personal observations of the Chief Executive Officer’s performance by the members of the Committee.  No particular weight was given to any particular aspects of the performance of the Chief Executive Officer.

The award to the Chief Executive Officer under the 1998 Stock Option Plan was fixed separately from executive officer awards and was based, among other things, on the Committee’s perception of the Chief Executive Officer’s past and expected future contributions to CVB’s achievement of its long-term goals.

Compensation Committee

Fleming V. Austin

Charles B. Goodman

John B. Larus

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of CVB or any of its subsidiaries, except that Fleming V. Austin served as the executive vice president of CVB and the Bank from 1987 until 1993.  In addition, there are no compensation committee interlocks with other entities with respect to any such member.

Directors’ Fees

Directors, including directors who are officers of CVB, receive a retainer of $1,000 each month, $500 for each Audit Committee meeting attended and $250 for each of the other committee meetings attended.

Certain Transactions

Some of the directors and officers of CVB, and some of the corporations and firms with which these individuals are associated, are also customers of the Bank in the ordinary course of business, or are indebted to the Bank with respect to loans.  It is also anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future.  All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral as those prevailing at the same time for comparable Bank transactions with unaffiliated persons.  No such loan at December 31, 2004 was non-

accruing, past due or restructured.  At December 31, 2004, the aggregate amount of loans outstanding to all directors and officers of the Bank and members of their immediate families, and corporations and firms with which these individuals are associated, was approximately $3,774,104.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires CVB’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulations to furnish CVB with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to CVB or written representation that no other reports were required, CVB believes that, during the 2004 year, all filing requirements applicable to its officers and directors were complied with, except for the following:  William F. Kidd inadvertently filed late a Form 4 that reported the exercise of 4,961 stock options and the sale of the underlying shares of Common Stock in November 2004; Thomas R. Thornton, Jr. inadvertently filed late two Form 4s—one that reported the sale of 750 shares of Common Stock in March, 2004 and the other reported the sale of 600 shares of Common Stock in November, 2004; and Ralph Larry Lyons inadvertently filed late three Form 4s—the first reported the purchase of 64.695 shares of Common Stock in June, 2004, the second reported the purchase of  71.2541 shares of Common Stock in September, 2004, and the third reported the purchase of 54.8426 shares of Common Stock in December, 2004, all of which were voluntary cash contribution purchases under the Issuer’s Dividend Reinvestment and Stock Purchase Plan.  All Form 4s were subsequently filed.  Corrective action is being taken to prevent these types of delinquencies in the future.  In making these statements, CVB has relied on the written representations of its incumbent directors and officers and copies of the reports they have filed with the Securities and Exchange Commission and Nasdaq.

PERFORMANCE GRAPH

The following graph compares the cumulative shareholder return on our Common Stock for the last five fiscal years with the cumulative total stockholder return of companies comprising the Nasdaq Composite and the total shareholder return of companies comprising the SNL Southeast Bank Index.  The graph assumes an initial investment of $100 on December 31, 1999 in our common stock, the Nasdaq Composite and the SNL Southeast Bank Index, and the reinvestment of all dividends.

CENTRAL VIRGINIA BANKSHARES, INC.

		Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Central Virginia Bankshares, Inc.	100.00	106.00	129.34	186.61	319.33	376.73
NASDAQ Composite	100.00	60.82	48.16	33.11	49.93	54.49
SNL Southeast Bank Index	100.00	100.41	125.09	138.18	173.52	205.78

PROPOSAL II

APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors has approved, and recommends that the shareholders approve, the Central Virginia Bankshares, Inc. Employee Stock Purchase Plan (the “Plan”).  The Plan would authorize the sale of up to 400,000 shares of Common Stock to employees.

The complete text of the Plan is attached to this Proxy Statement as Annex A. The following general description of the principal features of the Incentive Plan is qualified in its entirety by reference to Annex A.

General Information

The Plan provides employees with an opportunity to purchase CVB common stock, primarily through payroll deductions.  The Board believes that the Plan is an attractive benefit that helps CVB to compete for talented employees and, by enabling employees to share in our growth through ownership of CVB stock, provides incentives to achieve excellent performance. The Board believes the Plan will be beneficial both to CVB and to its employees.

If an employee elects to participate in the Plan, he or she will authorize payroll deductions to be made for the purchase of shares.  The deduction may be for any amount, so long as it is not less than $25, nor more than $3,000 per quarter and is in even dollar amounts.  CVB will accumulate and hold for the employee’s account the amounts deducted from the employee’s pay without any interest being paid to the employee on such amounts, and all shares purchased under the Plan will be purchased quarterly either from CVB or on the open market by a securities broker designated from time to time by CVB.  The purchase price for the shares purchased directly from CVB will be determined by taking 100% of the average of the last sales prices of Common Stock, as reported on the Nasdaq system or other authoritative sources, for the preceding three days in which trade of Common Stock took place before the applicable purchase date, or if such information is not available, the average of the bid and asked prices of Common Stock on the day before the applicable purchase date.

Summary of Terms of the Plan

The following is a brief description of the material terms and features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan.

Administration.  The Plan will be administered by CVB, and the interpretation and construction of any provision of the Plan will be made by CVB and will be final and conclusive. CVB may adopt, from time to time, such rules and regulations as it deems appropriate for carrying out the Plan. No officer, director or employee of CVB who is charged with the administration of the Plan will be liable for any action or determination made in good faith with respect to the Plan.

Eligible Employees.  Participation in the Plan is voluntary and open to all full-time employees of CVB and its subsidiaries who are eighteen years of age or older.  Currently, approximately 103 employees are eligible to participate in the Plan.

An eligible employee may enter the Plan by completing, signing and delivering to CVB an enrollment form provided by CVB. Such authorization will take effect as of the next practicable payroll period. Unless an employee authorizes changes to his/her payroll deductions in accordance with Article 5 of the Plan or withdraws from the Plan, such deductions under the latest authorization on file with CVB will continue from one payment period to the succeeding payment period as long as the Plan remains in effect.

Issuance of Shares.  The shares purchased under the Plan will be registered in the name of the broker or its nominee. Participating employees will receive quarterly statements from the broker which will evidence all activity in the accounts that have been established on their behalf. In the event a participating employee wishes to hold certificates in the employee’s own name, the employee must instruct the broker to transfer the shares in the employee’s account to the employee and bear the costs associated with the issuance of such certificates. Certificates for fractional shares will not be issued.  An employee will have all of the rights of a shareholder of CVB with respect to the shares held in the employee’s account.

Automatic Dividend Reinvestment.  Any cash dividends paid by CVB with respect to shares purchased under the Plan by participating employees and held by the broker will be automatically reinvested in shares of CVB on or before the date of the next quarterly purchase of shares under the Plan.

Sale of Shares Purchased under the Plan.  Each employee may sell at any time all or any portion of the shares acquired under the Plan and held in the employee’s account. Any sale of the shares and distribution of the proceeds thereof to the employee will be effected through the broker designated by CVB. The employee will pay the broker’s commission and any other expenses incurred with regard to the sale of the shares. All such sales of the shares will be subject to compliance with any applicable federal or state securities, tax or other laws.

Withdrawal from the Plan.  An employee may terminate participation in the Plan effective as of the first business day of any pay period by delivering a written notice of withdrawal to CVB at least 30 days prior to such date.  In the event an employee terminates participation in the Plan, such employee may not recommence participation in the Plan for a period of 90 days from the date of such termination. Upon termination of participation by an employee, the employee may elect to (i) receive a certificate for the whole shares held in the employee’s account and a check for any fractional shares or (ii) instruct the broker to sell the shares held in the employee’s account and distribute the proceeds of the sale, less brokerage commissions, fees and expenses, to the employee.

No Transfer or Assignment.  An employee’s right to purchase shares under the Plan through employee payroll deductions are the employee’s alone and may not be exercised by, or transferred or assigned to, any other person.

Termination of Employee Rights. An employee will be deemed to have withdrawn from the Plan, and all of the employee’s rights under the Plan (other than rights to acquire or dispose of the shares held in the employee’s account in accordance with the final sentence of Article 12 of the Plan) will terminate, when the employee ceases to be employed by CVB or its subsidiaries due to disability, retirement, resignation, death (subject to Article 15), termination with or without cause or any other reason.  In such event, all of the employee’s payroll deductions that have not been transferred to the broker for the purchase of shares will be refunded to the employee. If an employee’s payroll deductions are interrupted by any legal process, the employee will be deemed to have withdrawn from the Plan as of the day the interruption occurs.

Beneficiary Designation.  An employee may designate a beneficiary to receive the shares held in the employee’s account by completing a beneficiary designation form approved by CVB and delivering the completed designation form to the Human Resources Department of CVB.  The person who is the employee’s named beneficiary at the time of his or her death will be entitled to receive such shares after the death of the employee.  The employee may from time to time revoke or change his or her beneficiary without the consent of any prior beneficiary by filing a new designation with the Human Resources Department of CVB.  The last such designation received by CVB will be controlling; provided, however, that no designation, or change or revocation thereof, will be effective unless received by CVB prior to the employee’s death, and in no event will any designation be effective as of a date prior to such receipt.  If CVB is in doubt as to the right of any person to receive the shares held in the employee’s account, CVB may refuse to recognize such beneficiary designation, without liability for any lost profits, damages or dividends thereon, until CVB determines the person entitled to receive such shares, which determination will be final and conclusive.

Termination and Amendment.  The Plan may be amended, modified or terminated at any time by CVB’s Board of Directors. Upon any termination of the Plan, all payroll deductions not used to purchase shares will be refunded.

Tax Consequences of The Plan

Participating employee contributions to the Plan will be made thorough payroll deductions on an after-tax basis.  CVB’s payment of any brokerage fees and commissions paid by it on the employee’s behalf under the Plan, constitute taxable income to the employee that is reportable on his or her federal income tax return.  In connection with any such taxable income, CVB will deduct from the participating employee’s regular compensation all applicable federal and state withholding and other taxes.

Capital gain or loss will be realized and recognized by an employee upon the sale of shares in the employee’s account measured by the difference between the amount realized from the sale, the shares and the cost of the shares, including brokerage fees and commissions paid by CVB.

The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, and is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended.

Vote Required

The Plan must be approved by the affirmative vote of a majority of the votes cast by holders of record of Common Stock. Abstentions and broker “non-votes” will not be included in determining the number of votes cast.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL III

RATIFICATION OF THE APPOINTMENT OF AN

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Yount, Hyde & Barbour, P.C., independent registered public accounting firm, to perform the audit of CVB’s financial statements for the year ending December 31, 2005. Mitchell, Wiggins & Company, LLP, performed the audit of CVB’s financial statements for the year ended December 31, 2004.  A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent registered public accounting firm.

Representatives from Yount, Hyde & Barbour, P.C., will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C., AS CVB’S INDEPENDENT REGISTERED PUBLC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

AUDIT INFORMATION

The Board of Directors adopted a written charter under which the Audit Committee operates. A copy of the charter was included as an exhibit to CVB’s 2004 proxy statement.  The three members of the Audit Committee are independent as that term is defined in the Nasdaq listing standards.

On November 10, 2004, CVB’s independent registered public accounting firm, Mitchell, Wiggins & Company, LLP (“Mitchell Wiggins”), informed CVB that the firm had made a business decision that beginning January 1, 2005, they will no longer perform services as the external independent auditor for publicly traded companies registered with the Securities and Exchange Commission.  As a result, Mitchell Wiggins may not stand for re-appointment as CVB’s independent auditor for the fiscal year ending December 31, 2005.  Mitchell Wiggins also informed CVB that it intended to complete its audit of CVB’s financial statements for the fiscal year ending December 31, 2004.

Mitchell Wiggins’ report on CVB’s financial statements for either of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the two most recent fiscal years and through November 15, 2004, there have been no disagreements with Mitchell Wiggins on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On March 15, 2005, CVB engaged Yount, Hyde & Barbour, P.C. as the Registrant’s independent auditor for the year ending December 31, 2005. The engagement of Yount, Hyde & Barbour, P.C. was recommended and approved by the Audit Committee of the Board of Directors.

During the two most recent fiscal years and through March 15, 2005, CVB did not consult with Yount, Hyde & Barbour, P.C. regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on CVB’s financial statements or (2) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

Mitchell Wiggins has audited our consolidated financial statements for the fiscal years ended December 31, 2004 and 2003.  The following information is furnished with respect to fees billed and expected to be billed for professional services rendered to us by Mitchell Wiggins for the fiscal years ended December 31, 2004 and 2003.

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by Mitchell Wiggins for professional services rendered for the audit of CVB’s annual financial statements for the fiscal years ended December 31, 2004 and 2003, and for the review of the financial statements included in CVB’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $57,900 for 2004 and $45,525 for 2003.

Audit Related Fees

The aggregate fees billed by Mitchell Wiggins for professional services for assurance and related services that are reasonably related to the performance of the audit or review of CVB’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2004 and December 31, 2003 were $0 and $2,600, respectively.  During 2003, such services included agreed upon procedures for FHLB collateral verifications.

Tax Fees

The aggregate fees billed by Mitchell Wiggins for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2004 and December 31, 2003 were $8,400 and $5,100, respectively.  During 2004 and 2003, these services included preparation of federal and state income tax returns, and during 2004, these services also included tax accrual reviews.

All Other Fees

The aggregate fees billed by Mitchell Wiggins for all other services rendered to CVB for the fiscal years ended December 31, 2004 and December 31, 2003 totaled $2,243 and $2,297, respectively.  During 2004 and 2003, such services included accounting consultation and other advisory services.

Pre-Approved Services

All audit related services, tax services and other services, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Mitchell Wiggins was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Audit Committee Report

Management is responsible for CVB’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of CVB’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from CVB and its management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to CVB is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in CVB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

James T. Napier, Chairman

Garland L. Blanton, Jr.

Charles W. Binford

SHAREHOLDER PROPOSALS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be included in the Proxy Statement and acted upon at the 2006 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of CVB, whose address is P.O. Box 39, Powhatan, Virginia 23139-0039, no later than December 2, 2005.

CVB’s Bylaws also prescribe the procedure a shareholder must follow to nominate Directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for Director or to bring other business before a meeting, notice must be received by the Secretary of CVB not less than 60 days and not more than 90 days prior to the date of the meeting.  Based upon an anticipated date of April 25, 2006 for the 2006 Annual Meeting of Shareholders, CVB must receive such notice no later than February 24, 2006 and no earlier than January 25, 2006.  Notice of a nomination for Director must describe various matters regarding the nominee and the shareholder giving the notice.  Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor and other specified matters.  Any shareholder may obtain a copy of CVB’s Bylaws, without charge, upon written request to the Secretary of CVB.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of CVB’s Annual Report to Shareholders for the year ended December 31, 2004 accompanies this Proxy Statement.  Additional copies may be obtained by written request to the Secretary of CVB at the address indicated below.  Such Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, CVB WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT.  ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO SECRETARY, CENTRAL VIRGINIA BANKSHARES, INC., 2036 NEW DORSET ROAD, P.O. BOX 39, POWHATAN, VIRGINIA 23139-0039.  THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

Annex A

CENTRAL VIRGINIA BANKSHARES, INC.

EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1

PURPOSE

The Central Virginia Bankshares, Inc. Employee Stock Purchase Plan (the “Plan”) is created for the purpose of encouraging stock ownership by employees of Central Virginia Bankshares, Inc. (the “Company”) and its subsidiaries so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company.

ARTICLE 2

ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Company. The interpretation and construction of any provision of the Plan shall be made by the Company and shall be final and conclusive. The Company may adopt, from time to time, such rules and regulations as it deems appropriate for carrying out the Plan. No officer, director or employee of the Company who is charged with the administration of the Plan shall be liable for any action or determination made in good faith with respect to the Plan.

ARTICLE 3

ELIGIBLE EMPLOYEES

All full-time employees of the Company and its subsidiaries who are eighteen years of age or older will be eligible to participate in the Plan.

ARTICLE 4

SHARES TO BE PURCHASED

The stock subject to purchase by eligible employees under the Plan shall be shares of the common stock, $1.25 par value, of the Company (the “Shares”), which will be purchased in accordance with the Plan.  The aggregate number of Shares authorized for issuance under the Plan is 400,000.

ARTICLE 5

PAYROLL DEDUCTIONS

Eligible employees, upon entering the Plan, shall authorize payroll deductions to be made for the purchase of Shares.  The deduction may be for any amount, so long as it is not less than $25.00, nor more than $3,000.00 per quarter, and is in even dollar amounts.  The employee may authorize increases or decreases in the amount of payroll deductions. In order to effect such a change in the amount of the payroll deductions, the Company must receive notice of such change 30 days prior to the commencement of the relevant pay period. The Company will accumulate and hold for the employee’s account the amounts deducted from the employee’s pay. No interest shall be paid on such amounts. All employees assume the risk of fluctuations in the market price of the Shares.

ARTICLE 6

[INTENTIONALLY LEFT BLANK]

ARTICLE 7

AUTHORIZATION FOR ENTERING THE PLAN

An eligible employee may enter the Plan by completing, signing and delivering to the Company an enrollment form provided by the Company. Such authorization will take effect as of the next practicable payroll period. Unless an employee authorizes changes to his/her payroll deductions in accordance with Article 5 or withdraws from the Plan, such deductions under the latest authorization on file with the Company shall continue from one payment period to the succeeding payment period as long as the Plan remains in effect.

ARTICLE 8

PURCHASE OF SHARES

All Shares purchased under the Plan shall be purchased quarterly either from the Company or on the open market by a securities broker designated from time to time by the Company.  The purchase price of the Shares purchased directly from the Company will be determined by taking 100% of the average of the last sales prices of the Company’s common stock, as reported on the NASDAQ System or other authoritative sources, for the preceding three days in which trades of the Company’s common stock took place before the applicable purchase date or, if such information is not available, the average of the bid and asked prices of the Company’s common stock on the day before the applicable purchase date.  On a quarterly basis, the Company shall remit the total amount of employee payroll deductions for such quarter to the designated broker for the purchase of Shares on behalf of participating employees. The Shares so purchased, including fractional Shares, shall be allocated to the individual accounts of employees based upon the purchase price of the Shares and the amounts contributed by the employee.  In the event the purchase of the Shares takes place over a number of days and/or at different prices, then each employee’s allocation shall be made on the basis of the average price per share of the Shares.  The number of Shares held in an employee’s account shall be adjusted in the event of a stock split, stock dividend, recapitalization or similar adjustment in the Company’s common stock.

ARTICLE 9

ISSUANCE OF SHARES

The Shares purchased under the Plan shall be registered in the name of the broker or its nominee. Participating employees shall receive quarterly statements from the broker which will evidence all activity in the accounts that have been established on their behalf. In the event a participating employee wishes to hold certificates in the employee’s own name, the employee must instruct the broker to transfer the Shares in the employee’s account to the employee and bear the costs associated with the issuance of such certificates. Certificates for fractional Shares will not be issued.  An employee shall have all of the rights of a shareholder of the Company with respect to the Shares held in the employee’s account.

ARTICLE 10

AUTOMATIC DIVIDEND REINVESTMENT

Any cash dividends paid by the Company with respect to Shares purchased under the Plan by participating employees and held by the broker shall be automatically reinvested in Shares of the Company on or before the date of the next quarterly purchase of Shares under the Plan.

ARTICLE 11

SALE OF SHARES PURCHASED UNDER THE PLAN

Each employee may sell at any time all or any portion of the Shares acquired under the Plan and held in the employee’s account. Any sale of the Shares and distribution of the proceeds thereof to the employee shall be effected through the broker designated by the Company. The employee shall pay the broker’s commission and any other expenses incurred with regard to the sale of the Shares. All such sales of the Shares will be subject to compliance with any applicable federal or state securities, tax or other laws.

ARTICLE 12

WITHDRAWAL FROM THE PLAN

An employee may terminate participation in the Plan effective as of the first business day of any pay period by delivering a written notice of withdrawal to the Company at least 30 days prior to such date.  In the event an employee terminates participation in the Plan, such employee may not recommence participation in the Plan for a period of 90 days from the date of such termination. Upon termination of participation by an employee, the employee may elect to (i) receive a certificate for the whole Shares held in the employee’s account and a check for any fractional Shares or (ii) instruct the broker to sell the Shares held in the employee’s account and distribute the proceeds of the sale, less brokerage commissions, fees and expenses, to the employee.

ARTICLE 13

NO TRANSFER OR ASSIGNMENT

An employee’s right to purchase Shares under the Plan through employee payroll deductions are the employee’s alone and may not be exercised by, or transferred or assigned to, any other person.

ARTICLE 14

TERMINATION OF EMPLOYEE RIGHTS

An employee will be deemed to have withdrawn from the Plan, and all of the employee’s rights under the Plan (other than rights to acquire or dispose of the Shares held in the employee’s account in accordance with the final sentence of Article 12 hereof) will terminate, when the employee ceases to be employed by the Company or its subsidiaries due to disability, retirement, resignation, death (subject to Article 15 below), termination with or without cause or any other reason.  In such event, all of the employee’s payroll deductions that have not been transferred to the broker for the purchase of Shares will be refunded to the employee. If an employee’s payroll deductions are interrupted by any legal process, the employee will be deemed to have withdrawn from the Plan as of the day the interruption occurs.

ARTICLE 15

BENEFICIARY DESIGNATION

An employee may designate a beneficiary to receive the Shares held in the employee’s account by completing a beneficiary designation form approved by the Company and delivering the completed designation form to the Human Resources Department of the Company.  The person who is the employee’s named beneficiary at the time of his or her death shall be entitled to receive such Shares after the death of the employee.  The employee may from time to time revoke or change his or her beneficiary without the consent of any prior beneficiary by filing a new designation with the Human Resources Department of the Company.  The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the employee’s death, and in no event shall any designation be effective as of a date prior to such receipt.  If the Company is in doubt as to the right of any person to receive the Shares held in the employee’s account, the Company may refuse to recognize such beneficiary designation, without liability for any lost profits, damages or dividends thereon, until the Company determines the person entitled to receive such Shares, which determination shall be final and conclusive.

ARTICLE 16

TERMINATION AND AMENDMENT TO THE PLAN

The Plan may be amended, modified or terminated at any time by the Company’s Board of Directors. Upon any termination of the Plan, all payroll deductions not used to purchase Shares will be refunded.

ARTICLE 17

MISCELLANEOUS

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or its subsidiaries, or in any way affect any right and power of the Company or its subsidiaries to terminate the employment of any employee at any time with or without assigning a reason therefor. The Plan shall be binding on all successors and permitted assigns of an employee, including, but not limited to, the estate of the employee and the executor, administrator or trustee of such estate, and the guardians or legal representative of the employee. The validity, construction and effect of the Plan and any actions taken or related to the Plan shall be determined in accordance with the laws of the Commonwealth of Virginia and applicable federal law.

ARTICLE 18

EFFECTIVE DATE

The Plan became effective as of February 15, 2005, subject, however, to approval by the shareholders of the Company entitled to vote at the 2005 Annual Meeting of Shareholders.

x

PLEASE MARK VOTES

REVOCABLE PROXY

AS IN THIS EXAMPLE

CENTRAL VIRGINIA BANKSHARES, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS		For Withhold 1. Election of Director: ☐ ☐
Proxy Solicited by the Board of Directors		Ralph Larry Lyons

The undersigned  hereby  constitutes John B. Larus  and James T. Napier or either one  of them, attorneys  and  proxies, with power of substitution in each, to act for  the undersigned   with respect  to   all shares of Common Stock of

For Against Abstain 2. To approve the Employee Stock ☐ ☐ ☐ Purchase Plan

Central Virginia Bankshares, Inc. held of record by the  undersigned on  March 11, 2005, at  the Annual Meeting of  Shareholders to be held at the Powhatan Village Building (the former Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, on Tuesday, April 26, 2005, at 10:00 a.m., or any adjournment thereof, for the following purposes:

For

Against

Abstain

3.

To ratify the appointment of

☐

   ☐

    ☐

Yount, Hyde & Barbour, P.C., an

independent registered public

accounting firm, to serve as our

independent auditors for the year

ending December 31, 2005.

4. To vote on such other business as may properly come before the meeting.
Please check this box if you plan to attend the Annual Meeting of Shareholders. ☐
Please be sure to sign and date this Proxy in the box below.	Date

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

Please sign your name exactly as it appears on the stock certificate. All of several joint owners should sign. Fiduciaries should give full title.
Shareholder sign above Co-holder (if any) sign above

ˆ Detach above card, sign, date and mail in postage paid envelope provided. ˆ
CENTRAL VIRGINIA BANKSHARES, INC. 2036 New Dorset Road P. O. Box 39 Powhatan, Virginia 23139-0039
PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.